                                                                  Exhibit 10.16


                              AGREEMENT AND CONSENT
                              ---------------------


         This AGREEMENT AND CONSENT (hereinafter the "CONSENT") is made in Dublin, Ohio, as of the date set forth below, by and among WENDY'S INTERNATIONAL, INC., an Ohio corporation (hereinafter "WENDY'S"); MCC FOOD SERVICE INC. ("MCCFS"); MHG FOOD SERVICE INC. ("FOOD SERVICE"); MERITAGE HOSPITALITY GROUP INC. ("MERITAGE"); MERITAGE CAPITAL CORP. ("MCC"); ROBERT E. SCHERMER, JR., and CHRISTOPHER B. HEWETT (together referred to herein as the "PRINCIPALS"); WENDY'S OF WEST MICHIGAN LIMITED PARTNERSHIP (hereinafter referred to as the "PARTNERSHIP"); and WM LIMITED PARTNERSHIP-1998 (hereinafter referred to as the "NEW PARTNERSHIP"). The Principals, Food Service, MCC, MCCFS and Meritage are collectively referred to herein from time to time as the "GUARANTORS".

         WHEREAS, Wendy's, the Partnership and the Guarantors entered into a Consent Agreement dated May 16, 1997 (the "Original Consent") related to the operation of the Wendy's Old Fashioned Hamburgers Restaurants referenced on Exhibit A (the "Restaurants"), which Restaurants are operated pursuant to the various franchise agreements as listed on Exhibit A (the "Franchise Agreements"); and

         WHEREAS, the Original Consent also referenced the two (2) Wendy's Old Fashioned Hamburgers Restaurants referenced on Exhibit B (the "Co-Franchised Restaurants") which are operated pursuant to the various franchise agreements as listed on Exhibit B (the "Co-Franchised Franchise Agreements"); and

         WHEREAS, the Original Consent also referenced a Wendy's Old Fashioned Hamburgers Restaurant located at 115 Monroe Avenue, Grand Rapids, Michigan (the "MONROE MALL RESTAURANT") which was operated pursuant to a Restaurant Franchise Agreement dated June 30, 1994 (the "MONROE MALL FRANCHISE AGREEMENT"), however, the Monroe Mall Restaurant has closed and the parties desire to terminate the Monroe Mall Franchise Agreement by mutual agreement; and

         WHEREAS, Wendy's West Michigan, Inc., John G. Dodgson, Raymond A. Weigle, III, and Gregory E. Dodgson (the "Michigan Parties") and the Guarantors were adversaries in a civil lawsuit in Kent County, Michigan Circuit Court, Case No. 9705360-CB (the "Lawsuit") which Lawsuit related, in part, to the ownership of the Partnership; and

         WHEREAS, documents were filed with the State of Michigan indicating that the Partnership had been dissolved and that the successor in interest was the New Partnership, although those facts were also disputed in the Lawsuit; and

         WHEREAS, the Michigan Parties and the Guarantors reached a settlement in the Lawsuit as set forth in the Settlement Agreement and Mutual Release dated May 11, 1998 and the Written Acknowledgment dated May 27, 1998, which are attached hereto as Exhibit C (together referred to as the "Settlement Agreement") and pursuant to the Settlement Agreement the Michigan Parties have released Wendy's of any liability, have transferred to the New Partnership any and all right, title and interest they may have in the Co-Franchised Franchise Agreements and have acknowledged that they have no further interest in the Franchise Agreements. The Michigan

Parties and the Guarantors have also resolved the status of the Partnership and the New Partnership as part of the Settlement Agreement.

         WHEREAS, the parties now desire to confirm Wendy's consent to certain transfers and to clarify the ownership of all of the Franchise Agreements and the Co-Franchised Franchise Agreements by the New Partnership, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties, intending to be legally bound, mutually agree as follows:

1. Pursuant to Paragraph 3 of the Original Consent, all parties hereto acknowledge and agree that the Partnership has been duly dissolved and the new franchisee under the Franchise Agreements and under the Co-Franchised Franchise Agreements is and shall remain the New Partnership for the duration of those agreements. The New Partnership and the Guarantors represent and agree as follows:

         A. Food Service currently owns 90% or more of the limited partnership units in the New Partnership.

         B. MCCFS is and shall remain the sole general partner of the New Partnership.

         C. All of the Guarantors shall be guarantors of all obligations under the Franchise Agreements, the Co-Franchised Franchise Agreements (as modified in Paragraph 2 below), the Original Consent, and this Consent in accordance with the terms of Exhibit E and Exhibit F of the Original Consent. The terms of said Exhibit E and F shall also be applicable to any other franchise agreement executed by Wendy's and the New Partnership, although Wendy's may require the execution of separate guaranties for any additional franchise agreements for its records. The Guarantors shall individually comply with the noncompetition and confidentiality provisions of the New Co-Franchised Franchised Agreements (as defined in Paragraph 2 below) and their failure to do so shall constitute a default under the New Co-Franchised Franchise Agreements.

         D. The New Partnership hereby assumes all rights, restrictions and obligations of the Partnership under the Franchise Agreements, the Co-Franchised Franchise Agreements, the Original Consent and this Consent. All references in the Original Consent to the Partnership shall henceforth reference the New Partnership.

2. The Guarantors, the Partnership and the New Partnership acknowledge, represent and agree that the Michigan Parties have transferred any and all interest they may have in the Franchise Agreements and in the Co-Franchised Franchise Agreements to the New Partnership and that the New Partnership is and shall remain the sole franchisee under the Franchise Agreements and under the Co-Franchised Franchise Agreements (as modified in Paragraph 2 below). Wendy's confirms its consent to such transfers as necessary to effectuate such ownership by the New Partnership subject to the following:

         A. The New Partnership and the Guarantors agree to execute New Franchise Agreements in the form which is attached to Wendy's current Offering

                  Circular and which is incorporated herein by reference (the "NEW CO-FRANCHISED FRANCHISE AGREEMENTS") to replace the Co-Franchised Franchise Agreements. The Guarantors and the New Partnership agree to execute contemporaneously herewith two
                  (2) copies of the New Co-Franchised Franchise Agreements for each of the two(2) Co-Franchised Restaurants described herein. The Guarantors and the New Partnership further agree that except as otherwise specifically provided herein, the Co-Franchised Franchise Agreements are hereby superseded and replaced in their entirety with the New Co-Franchised Franchise Agreements which are incorporated herein by reference. The New Co-Franchised Franchise Agreements shall govern the parties' relationship with respect to the Co-Franchised Restaurants commencing as of the effective date of this Consent with a new term of twenty (20) years. Except as specifically set forth herein, upon Wendy's execution of this Consent and the New Co-Franchised Franchise Agreements, the Co-Franchised Franchise Agreements shall be of no further force or effect. The Guarantors and the New Partnership warrant, represent and agree that they have reviewed the New Co-Franchised Franchise Agreements, acknowledge that they differ from the Co-Franchised Franchise Agreements, and except as may be set forth herein, warrant and represent that as of the effective date of this Consent, they are in compliance with all provisions of the New Co-Franchised Franchise Agreements (including, without limitation, the provisions contained in Section 16 therein) and this Consent.

         B. The New Partnership and the Guarantors hereby jointly and severally agree to indemnify, defend and hold Wendy's, its successors, assigns, subsidiaries, officers, directors, employees and agents, harmless from any and all claims, judgments, actions or expenses (including reasonable attorney fees), arising out of or otherwise connected with any known or unknown claims hereafter asserted by any of the Michigan Parties for matters accruing or arising up to the date hereof, the past operation of the Restaurants or the Co-Franchised Restaurants, the Franchise Agreements , the Co-Franchised Franchise Agreements, the New Co-Franchised Franchise Agreements, the Lawsuit, the Partnership, the New Partnership, the Settlement Agreement, or the transfers of interest referenced herein, to which Wendy's consents but assumes no responsibility for effectuating. This indemnity shall be binding upon the heirs of the Principals and the successors of the entities comprising Guarantors as a contingent claim and shall survive any termination of the Franchise Agreements and the New Co-Franchised Franchise Agreements.

         C. The New Partnership and the Guarantors agree to execute the Release of All Claims attached hereto as Exhibit D contemporaneously with the execution of this Consent.

         D. The New Partnership and the Guarantors warrant, represent and agree that except as otherwise provided herein or in the Original Consent, the

                  Restaurants and the Co-Franchised Restaurants shall be operated only by the New Partnership, and that the New Partnership has the legal right to possession of the premises associated with the Restaurants and the Co-Franchised Restaurants.

         E. The New Partnership and the Guarantors warrant and represent that as of the effective date of this Consent, the New Partnership shall have in full force and effect and will have delivered to Wendy's a certificate of insurance specifically covering each of the Co-Franchised Restaurants under the New Co-Franchised Franchise Agreements (as defined herein) and which complies with the insurance provisions of the New Co-Franchised Franchise Agreements, and includes the street locations on the front or back of the certificate or attached to it as an exhibit, naming the New Partnership as the insured and naming Wendy's as additional insured.

         F. The New Partnership and the Guarantors acknowledge and agree that the Partnership has voted in favor of the 1998/'99 WNAP increase and that they have reviewed the memorandum and ballot related to such increase. The New Partnership and Guarantors hereby agree to comply with the terms of the memorandum and ballot executed by the Partnership for the Franchise Agreements and the New Co-Franchised Franchise Agreements.

         G. The New Partnership and the Guarantors acknowledge and agree that they have received and reviewed a copy of Wendy's transaction policy dated April 1, 1994, as amended November 4, 1994, as amended from time to time for the Wendy's System and agree to comply with the provisions therein.

3. The New Partnership and the Guarantors acknowledge and agree that the terms and conditions of the Original Consent, except as specifically set forth herein, are and shall remain binding upon the New Partnership, including, without limitation, the ownership restrictions contained in Paragraphs 1 and 2 of the Original Consent and the development restrictions contained in Paragraph 5 thereof. For further clarification and without limitation, it is acknowledged that any subsequent offering by the New Partnership shall be subject to its compliance with Paragraph 2(E) of the Original Consent and Paragraph
         13.6 of the Franchise Agreements and the New Co-Franchised Franchise Agreements (entitled "OFFERING MATERIALS").

4. Wendy's, the New Partnership, Guarantors and the Partnership agree that the Monroe Mall Franchise Agreement shall be deemed terminated in its entirety effective August 3, 1997 (the "TERMINATION DATE") and shall be of no further force or effect as of said date, subject to the following:

         A. The New Partnership, Guarantors and the Partnership warrant that the Monroe Mall Restaurant closed on the Termination Date and as of the date of this Consent has been de-identified so as to remove all signage and indicia of Wendy's.

         B. The New Partnership and Guarantors agree that to the extent there remain outstanding obligations accruing through the Termination Date under the Monroe Mall Franchise Agreement, they shall be promptly paid by the New Partnership.

         C. Except as specifically set forth herein, Wendy's agrees that the aforementioned parties shall no longer be liable under the Monroe Mall Franchise Agreement for any obligations which arise after the Termination Date, including any obligations to pay a minimum royalty of Two Hundred Fifty Dollars ($250.00) per month throughout the remaining term of the Monroe Mall Franchise Agreement.

5. The New Partnership and the Guarantors warrant, represent and agree that the terms and conditions of the Original Consent and this Consent shall modify and be equally applicable to both the Franchise Agreements and the New Co-Franchised Franchise Agreements and are hereby incorporated therein, notwithstanding Paragraph 1(J) of the Original Consent. Any breach of the terms or conditions of the Original Consent or this Consent by the New Partnership (as the successor in interest to the Partnership) or the Guarantors shall constitute a material default under the Franchise Agreements and the New Co-Franchised Franchise Agreements, subject to such notice and cure periods as are provided for therein or by law.

6. Nothing herein shall in any way limit or restrict the obligations of the Guarantors under the Guaranty, which obligations are acknowledged by Guarantors to include all of the Franchise Agreements, the New Co-Franchised Franchise Agreements, the Original Consent and this Consent.

7. The New Partnership and the Guarantors acknowledge and understand that to the extent the growth and expansion of the New Partnership, any of the Guarantors, or any entity controlled by the New Partnership or any of the Guarantors involves other quick-service restaurant concepts that sell products that Wendy's views as competitive, even if such interest may not constitute a default under the Franchise Agreements or the New Co-Franchised Franchise Agreements, such may affect Wendy's willingness to grant new franchises to the Partnership or any of the Guarantors under Paragraph 5 of the Original Consent or otherwise.

8. Wendy's and the New Partnership agree that the official mailing address of the New Partnership for the Franchise Agreements and the New Co-Franchised Franchise Agreements shall be as follows:

                           WM Limited Partnership-1998
                           c/o MCC Food Service Inc.
                           40 Pearl Street, N.W., Suite 900
                           Grand Rapids, MI  49503
                           Attn:  President

         All parties agree that notice to the New Partnership shall constitute notice to each of the Guarantors.

9. All parties understand that Wendy's may in the future approve offerings and transfers under different terms, conditions and policies existing at that time. Wendy's consent and waiver here shall not be relied upon in future transactions as limiting Wendy's position or the conditions associated with Wendy's consent and/or waiver of its right of first refusal.

10. The New Partnership and the Guarantors acknowledge and agree that Wendy's has no knowledge of, and makes no warranties with respect to, the accuracy of any representations or warranties made by the Michigan Parties, the New Partnership or the Guarantors to each other in connection with this transfer, and Wendy's assumes no obligation in this regard.

11. The parties understand and acknowledge that Wendy's consent and/or waiver in no way constitutes an acknowledgment, undertaking or representation by Wendy's as to the financial viability of this transaction, any approval of any monetary terms or the earnings potential of the Restaurants or the Co-Franchised Restaurants. The parties acknowledge that they have separately reviewed and evaluated this transaction and the Settlement Agreement and obtained independent professional assistance and have in no way relied upon Wendy's consent as an appraisal of any kind.

12. The New Partnership and the Guarantors hereby acknowledge the receipt of Wendy's Uniform Franchise Offering Circular at the earlier of the first personal meeting with Wendy's regarding this Consent or ten (10) business days prior to the execution of this Agreement. The New Partnership and Guarantors further acknowledge the receipt of a final copy of this Consent at least five (5) business days prior to the execution hereof.

13. The parties agree that if they fail to execute and return this Consent to Wendy's within twenty-one (21) days of the receipt hereof, this Consent may not be executed by Wendy's and the terms and conditions contained herein shall not otherwise be binding upon Wendy's without such execution.

14. Nothing contained in the Settlement Agreement or any collateral documentation between the Michigan Parties, the New Partnership and the Guarantors and affiliated parties, is intended to conflict with the terms and conditions of this Consent, the Franchise Agreements or the New Co-Franchised Franchise Agreements as defined herein as to the rights of Wendy's and the obligations of the parties to Wendy's, or to impose additional requirements or restrictions on Wendy's except as may be specifically set forth herein. Except as otherwise provided for herein, all terms and conditions of the Original Consent, the Franchise Agreements and the New Co-Franchised Franchise Agreements shall remain in full force and effect and the terms and conditions of this Consent are intended to supplement those provisions contained in the aforementioned documents. In the event of a conflict between the Original Consent, the Franchise Agreements, the New Co-Franchised Franchise Agreements on the one hand and this Consent, the terms and conditions of this Consent will control.

         A. ALL PARTIES ACKNOWLEDGE AND AGREE THAT AS TO WENDY'S AND THE RIGHTS OF WENDY'S, THE FRANCHISE AGREEMENTS, THE NEW CO-FRANCHISED FRANCHISE

                  AGREEMENTS AND THIS CONSENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

15. If any material provision or restriction contained herein is void under federal, state or local law, or held unenforceable and against public policy, the parties shall negotiate in good faith to give each party the benefit of its bargain consistent with the intent and rights of the parties.

16. This Consent sets forth the entire understanding between the parties concerning the subject matter of this Consent and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Consent other than those set forth herein. No representation or warranty has been made by or on behalf of any party to this Consent (or any officer, director, employee or agent thereof) to induce the other party to enter into this Consent or to abide by or consummate any transactions contemplated by any terms of this Consent, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Consent shall be binding upon either party unless in writing and signed by the party to be charged. The submission of any unexecuted copy of this Consent shall not constitute an offer to be legally bound by any provision of the document submitted, either currently or in the future; and no party shall be bound by this Consent until it is fully executed and delivered by all parties.

         IN WITNESS WHEREOF, this Agreement and Consent is effective as of the date it is executed by Wendy's International, Inc.

                             WENDY'S INTERNATIONAL, INC.

                             By: /s/ W. Stephen Wirt
                                ---------------------------------------------
                                  Title:  Vice President
                                         ------------------------------------
                                        Date: 8/7/98
                                              -------------------------------

                             MCC FOOD SERVICE INC.

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: Chairman & CEO
                                         ------------------------------------

                             MHG FOOD SERVICE INC.

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: President
                                         ------------------------------------


                    (SIGNATURE LINES CONTINUED ON NEXT PAGE)

                             MERITAGE HOSPITALITY GROUP INC.

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: President & CEO
                                         ------------------------------------

                             MERITAGE CAPITAL CORP.

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: President
                                         ------------------------------------

                              /s/ Robert E. Schermer, Jr.
                             ------------------------------------------------
                             ROBERT E. SCHERMER, JR., Individually


                             /s/ Christopher B. Hewett
                             ------------------------------------------------
                             CHRISTOPHER B. HEWETT, Individually


                             WENDY'S OF WEST MICHIGAN LIMITED PARTNERSHIP

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: Chairman & CEO of MCC
                                         Food Service Inc. - General Partner
                                         ------------------------------------

                             WM LIMITED PARTNERSHIP-1998

                             By: /s/ Christopher B. Hewett
                                ---------------------------------------------
                                  Title: Chairman & CEO of MCC
                                         Food Service Inc. - General Partner
                                         ------------------------------------





                                                            Franchise:__________

                                    EXHIBIT A

                                 DODGSON/WEIGEL
                  WENDY'S OLD FASHIONED HAMBURGERS RESTAURANTS

------------------ -------------------------------------------------------------
    STORE NO.      RESTAURANT LOCATION

------------------ -------------------------------------------------------------
     #19-001       305 East Michigan, Kalamazoo, MI
------------------ -------------------------------------------------------------
     #19-002       2814 Portage, Kalamazoo, MI
------------------ -------------------------------------------------------------
     #19-003       5830 Westnedge Avenue South, Kalamazoo, MI
------------------ -------------------------------------------------------------
     #19-004       1280 28th Streeet, S.E., Grand Rapids, MI
------------------ -------------------------------------------------------------
     #19-005       929 W. Columbia Avenue, Battle Creek, MI
------------------ -------------------------------------------------------------
     #19-006       1061 Michigan Street, N.E. Grand Rapids, MI
------------------ -------------------------------------------------------------
     #19-007       2200 28th Street, S.W., Wyoming, MI
------------------ -------------------------------------------------------------
     #19-008       5455 West Main Street, Kalamazoo, MI
------------------ -------------------------------------------------------------
     #19-009       3045 Henry Street, Muskegon, MI
------------------ -------------------------------------------------------------
     #19-010       2315 Alpine Avenue, N.W., Walker, MI
------------------ -------------------------------------------------------------
     #19-011       3921 28th Street, S.E., Grand Rapids, MI
------------------ -------------------------------------------------------------
     #19-012       3850 S. Division Avenue, Wyoming, MI
------------------ -------------------------------------------------------------
     #19-013       2730 W. Michigan, Kalamazoo, MI
------------------ -------------------------------------------------------------
     #19-014       2071 E. Apple, Muskegon, MI
------------------ -------------------------------------------------------------
     #19-015       3301 Plainfield, N.E., Grand Rapids, MI
------------------ -------------------------------------------------------------
     #19-016       4343 Chicago Drive, Grandville, MI
------------------ -------------------------------------------------------------
    #232-001       320 North Beacon, Grand Haven, MI
------------------ -------------------------------------------------------------
    #232-002       261 E. 8th Street, Holland, MI
------------------ -------------------------------------------------------------
    #232-003       12393 James Street, Holland, MI
------------------ -------------------------------------------------------------
    #746-001       1185 M 89, Plainwell, MI
------------------ -------------------------------------------------------------
    #747-001       828 S. Kalamazoo, Paw Paw, MI
------------------ -------------------------------------------------------------
    #983-001       530 68th Street, S.W., Cutlerville, MI
------------------ -------------------------------------------------------------
    #1011-001      5335 Beckley Road, Battle Creek, MI
------------------ -------------------------------------------------------------

                                    EXHIBIT B

                            CO-FRANCHISED RESTAURANTS

------------------ -------------------------------------------------------------
    STORE NO.      RESTAURANT LOCATION

------------------ -------------------------------------------------------------
    #1844-001      4694 W. River Road, Grand Rapids, MI
------------------ -------------------------------------------------------------
    #2020-001      3922 Lake Michigan Drive, N.W., Walker, MI
------------------ -------------------------------------------------------------